Mid-America Trucking Show Investor Luncheon

Chip McClure
Chairman, CEO & President

Jay Craig
Senior VP and CFO

March 31, 2011

MERITOR

Forward-Looking Statements

This Release contains statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "estimate," "should," "are likely to be," "will" and similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; reduced production for certain military programs and the return of volumes of selected long-term military contracts to more normalized levels; global economic and market cycles and conditions, including the recent global economic crisis; availability and sharply rising costs of raw materials, including steel; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); whether the liquidity of the company will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company's suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company's debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company's debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability, warranty and recall claims; rising costs of pension and other postretirement benefits; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

ArvinMeritor Changes Name to Meritor, Inc.

- With the divestitures of light vehicle businesses now completed, Meritor is focused on commercial vehicle and industrial markets in every major region of the world
- Changing the company's name back to Meritor leverages the strong brand reputation, built since the spin-off from Rockwell International Corp. in 1997, as a recognized leader in drivetrain, mobility, braking and aftermarket solutions
- As of March 30, 2011, the company is known as Meritor, Inc. and trades on the NYSE under the ticker 'MTOR'

MERITOR®

MTOR
LISTED
NYSE®

Europe Trailers Closure

- Announced plans to close Europe trailer axle business by the end of July 2011
  - Expect to incur charges in the range of $17–$23 million over the next year, of which $12–$18 million are expected to be cash expenditures
  - Expected to impact 171 employees, primarily in the UK
- After extensive review, the Europe trailer axle business appears unable to provide acceptable and sustainable returns, and future investment would be better deployed to other businesses
- Continuing to invest in trailer axle businesses in all other regions of the world
- Meritor remains committed to support EU trailer customers during the transition, as well as through the global Aftermarket business
- Closure does not affect the brake business in Cwmbran, UK, and the previously announced $42 million investment at the site for advancements in the design, development and manufacture of braking systems and components for commercial vehicle markets

Industry Update

North America

Class 8 & 4-7 Production (000)
Calendar Year

	2009	2010				2011			
	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Class 8	34	35	35	40	44	52	60	63	69
Class 5-7	28	27	28	30	33	32	35	39	41
Total	62	62	63	70	77	84	95	102	110

FY11 219k



Class 8
Class 5-7
ACT Forecast
504
235
269
592
253
339
652
275
376
419
207
212
364
158
206
216
98
118
272
118
154
391
147
244
481
174
307
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: ACT Research

- N.A. production rapidly increasing amid increasing global macroeconomic risks
  - FY11 Cl. 8 estimates range from ~210-220k
- Continued strengthening expected in Europe despite sovereign debt concerns
- Brazil continues at strong volumes

Western Europe

Med. & Heavy Production GVW>6t (000)
Calendar Year



JD Power Forecast
422
442
478
536
546
198
303
380
472
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: J.D. Power and Associates

South America

Med. & Heavy Production GVW>6t (000)
Calendar Year



JD Power Forecast
106
116
106
138
168
120
187
209
181
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: J.D. Power and Associates

MERITOR

Industry Update

U.S. Truck Freight Ton Miles
Seasonally Adjusted (trillions)


FTR Forecast
2.78
2.85
2.89
2.90
2.74
2.42
2.50
2.60
2.73
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: FTR Associates

China
Construction Production (000)


MillMark Forecast
147
186
226
261
230
241
256
280
2005
2006
2007
2008
2009
2010
2011
2012

Source: MillMark and Associates

North America Trailer Production
Calendar Year (thousands)


ACT Forecast
230
252
276
214
143
79
120
195
236
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: ACT Research

India
Truck Production GVW>6t (000)


JD Power Forecast
210
216
274
270
229
178
301
266
302
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: J.D. Power and Associates

Expected Increase in Defense Volumes

- Lower FMTV volumes expected in near-term as production shifts to new prime contractor; however, prior year production levels expected to return in FY 12
- Working on several new programs and products
  - MRAP upgrades
    - » Awarded 1,700 BAE Caiman MRAP vehicle retrofits with open option for approximately 1,000 additional vehicles in FY12 utilizing the Meritor ProTec™ series 50 High Mobility Independent Suspension (HMIS)
  - Joint Light Tactical Vehicle (JLTV)
  - HMMWV recap


FMTV
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11e
FY12e

Second Quarter Outlook(1)(2)

Continuing Operations

(in millions)	FY 2011 Q1 Actual	Prior FY 2011 Q2 Outlook(1)	Revised FY 2011 Q2 Outlook(1)
Sales	$971	$1,125 - $1,175	**$1,180 - $1,210**
Adjusted EBITDA	$62	$85 - $95	**$77 - $83**
Adjusted Income from Cont. Ops.	($6)	$5 - $15	**$2 - $10**
Free Cash Flow	($74)	Around Breakeven	**Slightly Negative**

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2) See Appendix – "Non-GAAP Financial Information."

MERITOR

Second Quarter Outlook Walk[(1)(2)]

Continuing Operations

(in millions)	Adjusted EBITDA
Prior FY 2011 Q2 Outlook	**$85 - $95**
Commercial Truck volumes	+
Royalty income dispute	–
Net material economics	–
Caiman launch costs	–
Foreign exchange	–
Revised FY 2011 Q2 Outlook	**$77 - $83**

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

2) See Appendix – "Non-GAAP Financial Information."

MERITOR

Fiscal Year 2011 Planning Assumptions[1]

Continuing Operations

(in millions)	Full Year Est.
Capital Expenditures	\$75 - \$90 ✓
Interest Expense	\$100 - \$110 ✓
Cash Interest	\$85 - \$95 ✓
Income Tax Expense	\$70 - \$90 ✓
Cash Income Taxes	\$50 - \$70 ✓

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

Path to Long-Term EBITDA Margin Target[(1)(2)(3)]

Requirements to Return to Target Glide Path

- Stabilization of material economics (steel)
- Mitigation of excess supply chain costs due to dramatic volume increases
- Normalization of defense volumes
- Maintenance of structural cost reductions



~10% Target
EBITDA Margin
7.7%-8.3%
7.3%(4)
7.0%
6.5%-7.0%
6.4%
6.2%
6.8%
6.4%
Plan to achieve
long-term EBITDA margin target
Q4 FY09
Q1 FY10
Q2 FY10
Q3 FY10
Q4 FY10
Q1 FY11
Q2 FY11e
Q3 FY11e
Q4 FY11e
Q4 FY12e

Sales:	$697	$800	$868	$966	$956	$971	$1,180-$1,210		$1,200-$1,300	~$1.4B

MERITOR

1) See Appendix – "Non-GAAP Financial Information."
2) Adjusted EBITDA target of 10% average through the cycle; based on management's long-term planning assumptions. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
3) Amounts have been recast to reflect LVS as discontinued operations.
4) Q4 2010 includes $7 million pension curtailment gain.

Tax Rate Forecast[1]

- Tax expense difficult to forecast since the company has not been able to record tax benefits in jurisdictions with valuation allowances
- NA and EU market recovery to more normalized levels, and specific initiatives identified to improve effectiveness in utilizing tax assets, will drive effective tax rate lower



100%
50%
0%
Effective Tax Rate
80%
70%
40%
35%
30%
20%
18%
2010
2011E
2012E
2013E
Fiscal Year

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

MERITOR®

Appendix

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this press release, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, Free cash flow and Free cash flow before restructuring payments and changes in off-balance sheet accounts receivable factoring and securitization, which are non-GAAP financial measures.

Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures.

Management believes that the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that Free cash flow and Free cash flow before restructuring payments and changes in off-balance sheet accounts receivable factoring and securitization are useful in analyzing our ability to service and repay debt.

Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow and Free cash flow before restructuring payments and changes in off-balance sheet accounts receivables factoring and securitization should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information

EBITDA Reconciliation[2]

(Unaudited, in millions)

	Three Months Ended December 31, 2010	Three Months Ended September 30, 2010	Three Months Ended June 30, 2010	Three Months Ended March 31, 2010	Three Months Ended December 31, 2009	Three Months Ended September 30, 2009
Adjusted EBITDA	$ 62	$ 70	$ 66	$ 61	$ 51	$ 43
Loss on Sale of Receivables	(1)	(1)	(1)	(1)	(1)	-
Depreciation and Amortization	(16)	(16)	(18)	(18)	(18)	(19)
Interest Expense, Net[1]	(27)	(25)	(27)	(31)	(23)	(23)
Restructuring Costs	(3)	(5)	(1)	-	-	(6)
Asset Impairment Charges	-	(2)	-	-	-	-
Benefit (Provision) for Income Taxes	(20)	(17)	(21)	-	(10)	(27)
Non-controlling Interests	(4)	(3)	(4)	(4)	(3)	(4)
Income (Loss) From Continuing Operations Attributable to ArvinMeritor, Inc	(9)	1	(6)	7	(4)	(36)
Income (Loss) From Discontinued Operations Attributable to ArvinMeritor, Inc	7	1	3	6	4	22
Net Income (Loss) Attributable to ArvinMeritor, Inc.	$ (2)	$ 2	$ (3)	$ 13	$ -	$ (14)
Memo: Sales	971	956	966	868	800	697

1) Amounts for fiscal year 2009 have been restated for the adoption of FASB guidance on convertible debt.
2) Amounts have been recast to reflect LVS as discontinued operations.

MERITOR

Non-GAAP Financial Information

Free Cash Flow Reconciliation

(in millions)		Three Months Ended December 31, 2010
Cash provided by (used for) operating activities	$	(49)
Capital expenditures - continuing operations		(19)
Capital expenditures - discontinued operations		(6)
Free cash flow	$	(74)

MERITOR

MERITOR®